Exhibit 10.8

                             PHASE III MEDICAL, INC.

                        RESTRICTED STOCK GRANT AGREEMENT


               This Restricted Stock Grant Agreement (the "Agreement"), dated as of the "Award Date" set forth in the attached Exhibit A, is entered into between Phase III Medical, Inc., a Delaware corporation (the "Company"), and the individual identified in Exhibit A (the "Awardee").

               WHEREAS, the Company desires to provide the Awardee an incentive to participate in the success and growth of the Company through the holding of a proprietatry interest in the Company; and

               WHEREAS, to give effect to the foregoing intentions, the Company desires to grant the Awardee a restricted stock award of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") pursuant to the Phase III Medical, Inc. 2003 Equity Participation Plan, as amended (the "Plan");

               NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants
hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

               1. Grant. The Company hereby grants the Awardee a restricted stock award (the "Award") with respect to the number of shares of Common Stock set forth in Exhibit A (such shares being referred to herein as the "Restricted Shares"). The Award and the Restricted Shares shall be subject to the terms and conditions set forth in this Agreement and the provisions of the Plan, the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Plan.

               2. Lapsing Forfeiture Provisions. Subject to the terms of this Agreement, the Awardee shall forfeit the Restricted Shares to the extent set forth in Exhibit A immediately upon Awardee's termination of employment, directorship and/or consultancy with the Company prior to the date(s) set forth in Exhibit A. Restricted Shares, to the extent forfeited, shall be immediately returned to the Company.

               3. Transfer Restrictions. Prior to the satisfaction of the conditions set forth in Exhibit A, the Awardee shall not sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Restricted Shares. Upon satisfaction of the conditions set forth in Exhibit A with respect to Restricted Shares, the transfer restrictions set forth in this Section shall lapse with respect to the Restricted Shares for which such conditions are satisfied. As a condition of the grant of this award, Awardee shall be required to execute a stock power in blank in the form of Exhibit B hereto with respect to any shares issued pursuant to this Agreement.

               4. Adjustment of Shares. Notwithstanding anything contained herein to the contrary, in the event of any change in the Company's Common Stock resulting from a corporate transaction including, but not limited to, a subdivision or consolidation, reorganization, recapitalization, merger, share split, reverse share split, share distribution, combination of shares or the payment of a share dividend, the Restricted Shares shall be treated in the same manner in any such transaction as other Common Stock. Any Common Stock or other securities received by the Awardee as a result of such transaction with respect to the Restricted Shares shall be subject to the restrictions and conditions set forth herein and in the attached Exhibit A.

               5. Rights as Stockholder. Except as provided by Section 3 hereof, the Awardee shall be entitled to all of the rights of a stockholder with respect to the Restricted Shares as of the Award Date, including, but not limited to, the right to vote such shares and receive dividends and other distributions payable with respect to same.


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

               6. Escrow of Share Certificates. As soon as reasonably practicable after the Award Date, the Company shall issue stock certificates in the Awardee's name that correspond to the Restricted Shares (the "Certificates"), and shall hold such Certificates in escrow for the Awardee's benefit, properly endorsed for transfer, until such time as the Restricted Shares are forfeited to the Company or all restrictions thereon lapse. The Company shall not be liable for any act it may do or fail to do with respect to the holding of the Certificates in escrow hereunder, provided it acts or fails to act in good faith and in the exercise of its sound judgment.

               7. Legend. The Certificates shall bear the following legend:

               THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE CONDITIONS AND TRANSFER RESTRICTIONS) CONTAINED IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN PHASE III MEDICAL, INC. AND THE HOLDER AND THE TERMS OF THE PHASE III MEDICAL, INC. 2003 EQUITY PARTICIPATION PLAN, AS EACH MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE GENERAL COUNSEL OF PHASE III MEDICAL, INC.

               8. Section 83(b) Election. The Awardee hereby acknowledges that the Awardee has been informed that, with respect to the Restricted Shares, the Awardee may file an election with the Internal Revenue Service, within 30 days of the execution of this Agreement, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, (the "Code") to be taxed currently on any difference between the purchase price of the Restricted Shares and their fair market value on the date of purchase. Absent such an election, taxable income will be measured and recognized by the Awardee at the time or times at which the forfeiture restrictions on the Restricted Shares lapse. The Awardee is strongly encouraged to seek the advice of his own tax consultants in connection with the issuance of the Restricted Shares and the advisability of filing an election under Section 83(b) of the Code. Upon filing an election under Section 83(b) of the Code, Awardee shall promptly provide a copy of such election to the Company. A form of Election under Section 83(b) is attached hereto as Exhibit C for reference.

               THE AWARDEE ACKNOWLEDGES THAT IT IS NOT THE COMPANY'S, BUT RATHER THE AWARDEE'S SOLE RESPONSIBILITY TO FILE THE ELECTION UNDER SECTION 83(b) TIMELY.

               Circular 230 Disclaimer: To ensure compliance with requirements imposed by the IRS, any U.S. federal tax advice contained in this Agreement (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or tax-related matter(s) addressed herein.

               9. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company's obligation to issue or deliver certificates evidencing the Restricted Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

               10. Withholding Taxes. The Company shall have the right to require the Awardee to remit to the Company, or to withhold from amounts payable to the Awardee, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements (including, without limitation, any tax resulting from (i) the expiration of restrictions set forth hereunder that are applicable to any particular Restricted Shares or (ii) an election made by the Awardee under Section 83(b) of the Code).

               11. Investment Purpose. The Awardee agrees not to sell, transfer or otherwise dispose of such shares unless they are either (1) registered under the Securities Act of 1933 and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel, and consents to the Company's placing of the legend set forth in Section 7 above on the certificates summarizing such securities law restrictions.

               12. Awardee Representations. The Awardee has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Awardee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents, if any, made to the Awardee. The Awardee understands that the Awardee (and not the Company) shall be responsible for the Awardee's own tax liability arising as a result of the transactions contemplated by this Agreement.

               13. Employment. Neither this Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

               14. Notices. Notices or communications to be made hereunder shall be in writing and shall be delivered in person, by registered mail, by confirmed facsimile or by a reputable overnight courier service to the Company at its principal office or to the Awardee at his address contained in the records of the Company.

               15. Governing Law. This Agreement shall be construed under the laws of the State of New Jersey, without regard to conflict of laws principles.

               16. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

               17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

               18. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officer to execute this Agreement as of the date first written above.

                                             PHASE III MEDICAL, INC.


                                             By: /S/ Catherine Vaczy
                                                 -------------------
                                                 Name: Catherine Vaczy
                                                 Title: EVP



                                             AWARDEE



                                             /S/ Mark Weinreb
                                             ----------------
                                             Mark Weinreb



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

                                    EXHIBIT A



1.       (a).  Awardee's Name:          Mark Weinreb
                              -----------------------------------

         (b).  Awardee's Social Security Number:
                                                -----------------

         (c).  Award Date:              July 20, 2005
                          ---------------------------------------

         (d).  Number of Restricted Shares Granted:   3,000,000
                                                   --------------

         (e). Vesting Requirements: The Restricted Shares shall become vested, and the restrictions applicable to Restricted Shares shall lapse over a period of two years, as follows:

               -----------------------------------------------------------------
               Restrictions applicable to the       Shall lapse on the following
               following Number of Restricted       date; provided that the
               Shares:                              Awardee is in the employ of,
                                                    is a director of, or is a
                                                    consultant to, the Company
                                                    on such date:
               -----------------------------------------------------------------
                      1,000,000                          July 20, 2005
               -----------------------------------------------------------------
                      1,000,000                          July 20, 2006
               -----------------------------------------------------------------
                      1,000,000                          July 20, 2007
               -----------------------------------------------------------------

               Notwithstanding the foregoing, in the event of a complete liquidation or a merger or consolidation (as set forth in Section 19 of the Plan) while the Awardee is in the employ of, a director of, or is a consultant to, the Company, the Board of Directors of the Company may provide written notice to the Awardee that all non-vested options and Restricted Shares granted under the Plan shall thereupon be vested and the restrictions applicable to all Restricted Shares shall thereupon lapse.

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
                                    EXHIBIT B

                                   STOCK POWER

               FOR VALUE  RECEIVED,  Mark Weinreb  hereby  sells,  assigns,  and transfers unto Phase III Medical, Inc. 2,000,000 shares of common stock of Phase

III Medical,  Inc. issued pursuant to, and subject to the terms of, that certain

Restricted  Stock Grant  Agreement by and between the Company and Mark  Weinreb,

dated July 20, 2005,  standing in his/her name on the books of said  corporation represented  by  Certificate  No.  ___  herewith,  and does  hereby  irrevocably constitute  and appoint  _____________________  as his  attorney to transfer the said stock on the books of said  corporation  with full power of substitution in the premises.

Dated:
      --------------------



                                  ----------------------------------
                                  Mark Weinreb

In the presence of:


------------------------------



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
                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Regulations"), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

               Name:
                       -----------------------------------
               Address:
                       ---------------------------------------------------------
               Social Security Number:   -  -
                                      --- -- ----

2.   The election is being made with respect to ________  shares of common stock
(the  "Stock")  of  Phase  III  Medical,   Inc.,  a  Delaware  corporation  (the
"Company").

3. The date on which the Stock was transferred to the undersigned was ____________, 200__. The taxable year for which this election is being made is calendar year 200__.

4.   The property is subject to the following restrictions:

     The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

     Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in ss.1.83-3(i) of the Regulations) was $___________.

6. The undersigned did not pay any amount for the Stock. Therefore, $______ (the full fair market value of the Stock stated above) is includible in the undersigned's gross income as compensation for services.

7. A copy of this election has been furnished to the Company as required by ss.1.83-2(d) of the Regulations.


Dated:                                              ----------------------------
      -------------------------                     Taxpayer signature

                 INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

     Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year (e.g., Holtsville, New York for New Jersey residents) via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE/PURCHASE/GRANT DATE WITHIN WHICH TO MAKE THE ELECTION - NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next.



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